Exhibit 10.67

AMENDMENT TO EMPLOYMENT AGREEMENT

“Amendment Effective Date”:	January 1, 2023
“Employee” Name:	Ross Portaro
“Original Employment Agreement Date”:	October 15, 2021

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment") is made effective as of the Amendment Effective Date, by and between Venus Concept and Employee. Venus Concept and Employee may sometimes be individually referred to as a "Party" and together as the "Parties".

WHEREAS, the Parties have entered into that certain employment agreement on the Original Employment Agreement Date, together with any amendments thereto, which established the relationship as set forth therein (collectively the “Employment Agreement”); and

WHEREAS, the Parties wish to amend certain terms of the Employment Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.        Definitions. All capitalized terms not otherwise defined herein shall have the meaning ascribed to those terms in the Employment Agreement.

2.        Amendments to Employment Agreement. The Parties agree that, as of the Amendment Effective Date, the Employment Agreement is amended and supplemented by the inclusion or substitution, as the context requires, of the terms and conditions set forth in Schedule 1 hereto. In the event of any conflict between the terms of the Employment Agreement and this Amendment, the terms of this Amendment shall prevail.

3.        Confirmation. The Parties hereby confirm that the Employment Agreement is in full force and effect, unchanged and unmodified except in accordance with this Amendment.

4.        Governing Law. The governing law provisions of the Employment Agreement shall apply to this Amendment, mutatis mutandis, as if same shall be incorporated herein.

5.        Counterparts. A photocopy or a scanned/emailed copy of this executed Amendment may be relied upon to the same extent as if it were an original executed copy. This Amendment may be executed in counterparts, each of which shall be deemed an original and which, taken together, shall constitute one and the same instrument.

6.        Binding Effect. This Amendment shall enure to the benefit of and shall be binding upon the successors and assigns of the Parties.

IN WITNESS WHEREOF, the parties have caused this Amendment to by dully executed on the Amendment Effective Date.

RAJIV DE SILVA	ROSS PORTARO

/s/ Rajiv De Silva	/s/ Ross Portaro
Manager Signature	Employee Signature

January 19, 2023	January 19, 2023
Date	Date

SCHEDULE 1

1.	Position Title –

Executive Vice President & General Manager, Global Sales and Marketing

2.	Discretionary Bonus –

60% of Annual Base Salary

3.	Commission –

60% of Annual Base Salary

Commission shall be paid quarterly and shall be calculated based on achievement of quarterly Company revenue targets as outlined below:

Quarterly commission:

If quarterly sales are below 75% of revenue target, no commission will be paid for that quarter.

If quarterly sales are between 75% and 80% of revenue target, 50% of commission target will be paid for that quarter.

If quarterly sales are between 81-90% of revenue target, 75% of commission target will be paid for that quarter.

If quarterly sales are between 91-100% of revenue target, 100% of commission target will be paid for that quarter.

Annual reconciliation:

Ability to re-set commission payments from quarters 1 to 3 if commission payments in the respective quarter was less than 100% of commission target and annual sales are 100%+ of revenue target.

If annual sales are over the annual revenue target (USGAAP) an additional 2% commission will be paid on the sales over revenue target only. Payable, provided cash flow objectives have been met.

For greater clarity see below example. Revenue Target below is preliminary and is subject to change. For illustration purposes only.

	Q1	Q2	Q3	Q4	Year end reconciliation to target
Revenue Target	21,337,387	23,563,330	22,446,559	29,769,780	97,117,056
Commission at Target	45,000	45,000	45,000	45,000	180,000
Actual Sales	15,500,000	27,500,000	20,300,000	36,000,000	99,300,000
% to Target	73%	117%	90%	121%	102%
Plan Commission %	0%	100%	75%	100%	100%

Commission Payment $	$0	$45,000	$33,750	$45,000	$56,250

	Year end reconciliation overachievement	Total
Revenue Target	97,117,056	commission
		paid in this
Actual Sales	99,300,000	scenario

Plan Commission %	2%
Sales over Target
Commission Payment $	$43,659	$223,659

Note: Revenue target means USGAAP Revenue.

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